OTHER GAINS AND CHARGES	12 Months Ended
Jun. 25, 2014
Disclosure Other Gains And Charges [Abstract]
OTHER GAINS AND CHARGES
OTHER GAINS AND CHARGES
Other gains and charges consist of the following (in thousands):

	2014	2013	2012
Litigation reserves	$39,500	$0	$0
Restaurant impairment charges	4,502	5,276	3,139
Restaurant closure charges	3,413	3,637	4,655
Severance and other benefits	2,140	2,235	0
Gain on the sale of assets, net	(608)	(11,228)	(3,306)
Loss on extinguishment of debt	0	15,768	0
Impairment of liquor licenses	0	170	2,641
Other	277	1,442	1,845
	$49,224	$17,300	$8,974

Other gains and charges in fiscal 2014 includes charges of approximately $39.5 million related to various litigation matters including a class action litigation pending in California.  See Note 14 for additional disclosures.
During fiscal 2014, we recorded restaurant impairment charges of $4.5 million related to underperforming restaurants that either continue to operate or are scheduled to close. We also recorded $3.4 million of restaurant closure charges consisting primarily of lease termination charges and other costs associated with closed restaurants. Additionally, we incurred $2.1 million in severance and other benefits related to organization changes made during the fiscal year. The severance charges include expense related to the accelerated vesting of stock-based compensation awards. Furthermore, a $0.6 million gain was recorded primarily related to land sales.
In June 2013, we redeemed the 5.75% notes due May 2014, resulting in a charge of $15.8 million representing the remaining interest payments and unamortized debt issuance costs and discount. See Note 8 for additional disclosures related to fiscal 2013 activity.
During fiscal 2013, we recorded restaurant impairment charges of $5.3 million primarily related to the impairment of the company-owned restaurant in Brazil which subsequently closed in fiscal 2014. We also recorded $3.6 million of restaurant closure charges, consisting primarily of $2.3 million of lease termination charges and $0.9 million related to the write-down of land associated with a closed facility. Additionally, we incurred $2.2 million in severance and other benefits related to organizational changes. The severance charges include expense related to the accelerated vesting of stock-based compensation awards. In fiscal 2013, we also recognized gains of $11.2 million on the sale of assets, including an $8.3 million gain on the sale of our remaining interest in Macaroni Grill and net gains of $2.9 million related to land sales.
During fiscal 2012, we recorded restaurant impairment charges of $3.1 million related to underperforming restaurants that either continue to operate or are scheduled to close. We also recorded 2.6 million of impairment charges for the excess of the carrying amount of certain transferable liquor licenses over their fair value. Additionally, we incurred $4.7 million of restaurant closure charges primarily related to lease termination charges associated with restaurants closed in prior years and a long-lived asset impairment charge of $0.4 million resulting from closures. Furthermore, a $3.3 million gain was recorded primarily related to land sales during the fiscal year.
The restaurant and liquor license impairment charges were measured as the excess of the carrying amount of property and equipment or liquor licenses over the fair value. See Note 10 for fair value disclosures related to these impairment charges.